EXHIBIT 99.4

Accrued Interest Date:                                 Collection Period Ending:
27-Aug-01                                                             31-Aug-01

Distribution Date:            BMW VEHICLE OWNER TRUST 2001-A           Period #
                              ------------------------------
25-Sep-01                                                                      4

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Balances
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                                                                                        Initial           Period End
     Receivables                                                                 $1,489,992,840       $1,276,259,181
     Pre-Funding Account                                                            $99,965,067          $99,965,067
     Capitalized Interest Account                                                    $1,045,665             $335,507
     Reserve Account                                                                $22,349,893          $31,822,642
     Yield Supplement Overcollateralization                                          $8,157,907           $6,842,005
     Class A-1 Notes                                                               $329,000,000         $116,718,245
     Class A-2 Notes                                                               $448,000,000         $448,000,000
     Class A-3 Notes                                                               $499,000,000         $499,000,000
     Class A-4 Notes                                                               $274,000,000         $274,000,000
     Class B Notes                                                                  $31,800,000          $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                           $1,328,451,418
     Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
            Receipts of Scheduled Principal                                         $27,806,861
            Receipts of Pre-Paid Principal                                          $23,936,007
            Liquidation Proceeds                                                       $313,368
            Principal Balance Allocable to Purchased Receivables                             $0
            Release from Pre-Funding Account                                                 $0
         Total Receipts of Principal                                                $52,056,236

         Interest Distribution Amount
            Receipts of Interest                                                     $7,480,720
            Servicer Advances                                                          $939,175
            Reimbursement of Previous Servicer Advances                                      $0
            Accrued Interest on Purchased Receivables                                        $0
            Recoveries                                                                  $22,753
            Capitalized Interest Payments                                              $167,754
            Net Investment Earnings                                                    $398,353
         Total Receipts of Interest                                                  $9,008,754

         Release from Reserve Account                                                        $0

     Total Distribution Amount                                                      $61,064,990

     Ending Receivables Outstanding                                              $1,276,259,181

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                         $2,155,851
     Current Period Servicer Advance                                                   $939,175
     Current Reimbursement of Previous Servicer Advance                                      $0
     Ending Period Unreimbursed Previous Servicer Advances                           $3,095,026

Collection Account
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     Deposits to Collection Account                                                 $61,064,990
     Withdrawals from Collection Account
         Servicing Fees                                                              $1,107,043
         Class A Noteholder Interest Distribution                                    $5,252,875
         First Priority Principal Distribution                                               $0
         Class B Noteholder Interest Distribution                                      $144,690
         Regular Principal Distribution                                             $51,737,460
         Reserve Account Deposit                                                     $2,822,922
         Unpaid Trustee Fees                                                                 $0
         Excess Funds Released to Depositor                                                  $0
     Total Distributions from Collection Account                                    $61,064,990




                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
27-Aug-01                                                             31-Aug-01

Distribution Date:            BMW VEHICLE OWNER TRUST 2001-A           Period #
                              ------------------------------
25-Sep-01                                                                      4

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Excess Funds Released to the Depositor
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         Release from Reserve Account                                             $0
         Release from Collection Account                                          $0
     Total Excess Funds Released to the Depositor                                 $0

Note Distribution Account
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     Amount Deposited from the Collection Account                        $57,135,025
     Amount Deposited from the Reserve Account                                    $0
     Amount Paid to Noteholders                                          $57,135,025

Distributions
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     Monthly Principal Distributable Amount                          Current Payment       Ending Balance  Per $1,000         Factor
     Class A-1 Notes                                                     $51,737,460         $116,718,245     $157.26         35.48%
     Class A-2 Notes                                                              $0         $448,000,000       $0.00        100.00%
     Class A-3 Notes                                                              $0         $499,000,000       $0.00        100.00%
     Class A-4 Notes                                                              $0         $274,000,000       $0.00        100.00%
     Class B Notes                                                                $0          $31,800,000       $0.00        100.00%

     Interest Distributable Amount                                   Current Payment           Per $1,000
     Class A-1 Notes                                                        $541,275                $1.65
     Class A-2 Notes                                                      $1,590,400                $3.55
     Class A-3 Notes                                                      $1,954,417                $3.92
     Class A-4 Notes                                                      $1,166,783                $4.26
     Class B Notes                                                          $144,690                $4.55



Carryover Shortfalls
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                                                                         Prior
                                                                     Period Carryover      Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                       $0                   $0          $0
     Class A-2 Interest Carryover Shortfall                                       $0                   $0          $0
     Class A-3 Interest Carryover Shortfall                                       $0                   $0          $0
     Class A-4 Interest Carryover Shortfall                                       $0                   $0          $0
     Class B Interest Carryover Shortfall                                         $0                   $0          $0


Receivables Data
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                                                                    Beginning Period        Ending Period
     Number of Contracts                                                      60,940               59,672
     Weighted Average Remaining Term                                           46.59                45.64
     Weighted Average Annual Percentage Rate                                   7.61%                7.60%

     Delinquencies Aging Profile End of Period                         Dollar Amount           Percentage
         Current                                                      $1,146,595,928               89.84%
         1-29 days                                                      $116,175,904                9.10%
         30-59 days                                                      $10,836,940                0.85%
         60-89 days                                                       $1,772,207                0.14%
         90-119 days                                                        $457,687                0.04%
         120+ days                                                          $420,516                0.03%
         Total                                                        $1,276,259,181              100.00%
         Delinquent Receivables +30 days past due                        $13,487,349                1.06%




                                  Page 2 of 3

Accrued Interest Date:                                 Collection Period Ending:
27-Aug-01                                                             31-Aug-01

Distribution Date:            BMW VEHICLE OWNER TRUST 2001-A           Period #
                              ------------------------------
25-Sep-01                                                                      4

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     Charge-offs
         Gross Principal Charge-Offs for Current Period                     $136,001
         Recoveries for Current Period                                       $22,753
         Net Losses for Current Period                                      $113,248

         Cumulative Realized Losses                                         $113,248


     Repossessions                                                     Dollar Amount                Units
         Beginning Period Repossessed Receivables Balance                   $831,301                   34
         Ending Period Repossessed Receivables Balance                    $1,199,849                   43
         Principal Balance of 90+ Day Repossessed Vehicles                        $0                    0



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $7,160,781
     Beginning Period Amount                                              $7,160,781
     Ending Period Required Amount                                        $6,842,005
     Current Period Release                                                 $318,776
     Ending Period Amount                                                 $6,842,005
     Next Distribution Date Required Amount                               $6,530,137

Capitalized Interest Account
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     Beginning Period Required Amount                                       $503,261
     Beginning Period Amount                                                $503,261
     Net Investment Earnings                                                  $2,016
     Current Period Release to Depositor                                    $167,754
     Ending Period Required Amount                                          $335,507
     Ending Period Amount                                                   $335,507


Pre-Funding Account
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     Beginning Period Amount                                             $99,965,067
     Net Investment Earnings                                                $312,400
     Release to Servicer for Additional Loans                                     $0
     Current Period Release for Deposit to Collection Account                     $0
     Ending Period Amount                                                $99,965,067

Reserve Account
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     Beginning Period Required Amount                                    $33,211,285
     Beginning Period Amount                                             $28,999,720
     Net Investment Earnings                                                 $83,937
     Current Period Deposit                                               $2,822,922
     Current Period Release to Collection Account                                 $0
     Current Period Release to Depositor                                          $0
     Ending Period Required Amount                                       $31,906,480
     Ending Period Amount                                                $31,822,642




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